                                                                  EXHIBIT 10.35

                         PHYSICIAN HEALTH CORPORATION

                             Equity Call Agreement
                             ---------------------


     This Agreement, dated as of June 16, 1997, is among Physician Health Corporation, a Delaware corporation (the "Company"), Metroplex
                                          -------
Hematology/Oncology Associates, L.L.P., a Texas limited liability partnership (the "Seller"), and Weston Presidio Capital Partners II, L.P. ("WPC") and the
      ------                                                    ---
other Investors set forth on the signature pages below (the "Investors").
                                                             ---------

                                    Recitals
                                    --------

     (a) On the date hereof, the Seller is selling substantially all tangible and intangible assets relating to its medical practice to the Company's subsidiary MHOA Texas I, LLC ("Texas Sub") pursuant to an Asset Purchase
                               ---------
Agreement dated as of June 16, 1997 (as from time to time in effect, the "Acquisition Agreement") for cash at the closing and promissory notes of Texas
 ---------------------
Sub and the Company to the Sellers, including $6,210,000 (the "First Payment")
                                                               -------------
due on April 1, 1998 (the "Payment Date").  The Sellers would like credit
                           ------------
assurance that the Company and Texas Sub will have funds available to make the First Payment on the Payment Date.

     (b) The Investors are investing $9,791,901 in the Company's Series B Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series B
                                                                        --------
Stock") and in warrants to purchase Common Stock of the Company (the "Purchase
-----                                                                 --------
Warrants"), on the date hereof pursuant to a Securities Purchase Agreement dated
--------
as of the date hereof among the Company and the Investors (as from time to time in effect, the "Securities Purchase Agreement"). Pursuant to the Securities
                -----------------------------
Purchase Agreement, the Investors have agreed to invest an additional $6,210,620 in the Company's Series B Stock and Purchase Warrants on the Payment Date pursuant to this Agreement.

                                   Agreement
                                   ---------

     In consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.  Equity Call.  Upon written request by either the Seller or the Company,
         -----------
which request may be made no sooner than March 27, 1998 and no later than April 8, 1998, each of the Investors shall severally pay to the Company the amount set forth on Exhibit 1 hereto (collectively, the "Equity Payment") in exchange for
                                              --------------
the shares of Series B Stock and Purchase Warrants set forth on Exhibit 1 hereto. Upon receipt of a request for an Equity Payment, each

Investor must pay its portion of the Equity Payment no later than the third business day after receipt of such request. The Equity Payment shall be made by wire transfer or bank check in immediately available funds to the Company at the following account: Account #0102212017 (PHC Maximizer) at NationsBank, Atlanta, GA, ABA # 061000052. The Company will apply the proceeds of the Equity Payment to enable Texas Sub to make the First Payment to the extent it has not already paid such First Payment from other sources. The obligations of the respective Investors to make the Equity Payment are several and are not joint or joint and several.

     Certificates for the shares of Series B Stock and Purchase Warrants for the respective Investors have been deposited by the Company into escrow with WPC. WPC shall release these certificates and Purchase Warrants to the Investors against confirmation reasonably satisfactory to it that such Investor's Equity Payment has been made.

     Any Series B Stock and Purchase Warrants still being held in escrow by WPC in connection with this Agreement on April 14, 1998 shall be returned to the Company.

     2.  No Mitigating Circumstances.  The obligations of the Investors to pay
         ---------------------------
their several portions of the Equity Payment are absolute. Such payments must be made notwithstanding any of the following circumstances or any other circumstance:

     2.1. The bankruptcy, insolvency or other financial difficulties of the Company and its subsidiaries.

     2.2. Any breach of a representation, warranty or covenant on the part of the Company under the Securities Purchase Agreement, the failure of the Company to satisfy any closing condition in the Securities Purchase Agreement and the failure of the Company to comply with the Certificate of Designation (as defined in the Securities Purchase Agreement) or any other Investor Agreement (as defined in the Securities Purchase Agreement).

     2.3. Any material adverse change in the business, operation, assets, financial condition or prospects of the Company and its subsidiaries.

     2.4.  Any amendment or modification of the Acquisition Agreement.

     Notwithstanding the foregoing provisions of this Section 2, the obligations of the Company and Texas Sub to pay the First Payment to the Seller, and the right of the Seller to request the Equity Payment from the Investors, shall be subject to and reduced by any offset rights of the Company and Texas Sub pursuant to Section 9.2 the Acquisition Agreement.

     3.  Representations and Warranties by the Investors.  Each of the Investors
         -----------------------------------------------
represents and warrants with respect only to itself, and not as to any other Investor, as follows:

     3.1.  Organization and Authority.  Such Investor is a duly organized,
           --------------------------
validly existing limited partnership or corporation under the jurisdiction of its organization. Such Investor has all limited partnership or corporate power and authority to enter into this Agreement and to perform its obligations as contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and to general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law.

     3.2.  No Conflict.  The execution and delivery by such Investor of this
           -----------
Agreement does not, and the performance by such Investor of its obligations hereunder will not, conflict with or result in a default under or violation of any term or provision of:

           (a) its limited partnership agreement or corporate charter or bylaws;

           (b) any agreement, instrument, deed or lease to which it may be party or by which its properties may be bound;

           (c) any statute, law or regulation applicable to it or its properties; or

           (d) any decree or order of any court or governmental authority applicable to it or its properties.

     3.3.  Financial Condition.  Such Investor is an "accredited investor" for
           -------------------
purposes of Regulation D under the Securities Act of 1933, as amended. Such Investor has furnished to the Sellers copies of its most recent audited financial statements and annual report. Since the date of such financial statements and annual report, such Investor has not incurred any material adverse change in its business, operations, assets or financial condition.

     4.  Notices.  Any notice, request or other communication under this
         -------
Agreement shall be furnished in writing to the parties hereto at their addresses set forth on the signature pages hereof or as such addressee may otherwise have directed in writing by notice actually received by the addressor. Notices shall be deemed to be given if actually delivered to the addressee at such address, received by the addressee by legible telecopy or two days shall have elapsed after having been delivered to a nationally recognized overnight courier for delivery at such address, with return receipt requested.

     5.  Future Investors.  From time to time WPC may propose additional
         ----------------
Persons, who must be reasonably satisfactory to the Sellers, to join into this Agreement as Investors. Such new Investors will join in this Agreement under a joinder agreement reasonably satisfactory to the Sellers, and Exhibit 1 hereto will be modified accordingly.

     6.  Service of Process.  Each of the Company and the Investors (a)
         ------------------
irrevocably submits to the exclusive jurisdiction of the state courts of The State of Texas and to the exclusive jurisdiction of the United States District Court for the Northern District of Texas for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof brought by any party hereto or such party's successors or assigns, and (b) waives to the extent not prohibited by law that cannot be waived, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the Series B Stock and Purchase Warrants, or the subject matter hereof or thereof, may not be enforced in or by such court. Each of the Company and the Investors consents to service of process in any such proceeding in any manner permitted by the laws of the State of Texas, and agrees that service of process registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 4 is reasonably calculated to give actual notice.

     7.  WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
         --------------------
WHICH CANNOT BE WAIVED, THE INVESTORS AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTORS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTORS AND THE COMPANY HEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by WPC that the provisions of this Section 7 constitute a material inducement upon which the Investors are relying and will rely in entering into this Agreement and purchasing the Series B Stock and Purchase Warrants pursuant hereto. Any Investor or the Company may file an original counterpart or a copy of this Section 7 with any court as written evidence of the consent of the Investors and the Company to the waiver of its right to trial by jury.

     8.  General.  This Agreement may be amended or modified only in writing
         -------
signed by all parties hereto. This Agreement reflects the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and concurrent understandings and agreements with respect to the subject matter hereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified to be enforceable to the maximum extent of its validity or enforceability. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall constitute the same agreement. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts.

     Each of the parties has caused this Agreement to be executed and delivered by its duly authorized officer or other signatory as of the date first written above.


                                            PHYSICIAN HEALTH CORPORATION


                                            By
                                              ----------------------------------
                                              Tile:

                                              Physician Health Corporation
                                              900 Hammond Drive - Suite 300
                                              Atlanta, Georgia 30328
                                                 Telephone:  (770) 673-1964
                                                 Telecopy:   (770) 673-1970



                                            METROPLEX HEMATOLOGY/ONCOLOGY
                                            ASSOCIATES, L.L.P.


                                            By
                                              ----------------------------------
                                              Title:

                                              Metroplex Hematology/Oncology
                                              Associates, L.L.P.
                                              Arlington Cancer Center
                                              906 West Randol Mill Road
                                              Arlington, Texas 76012

                                       WESTON PRESIDIO CAPITAL PARTNERS II, L.P.

                                       By  WESTON PRESIDIO CAPITAL II, L.P.


                                       By
                                         ---------------------------------------
                                         General Partner

                                         Weston Presidio Capital
                                         One Federal Street
                                         Boston, Massachusetts 02210
                                           Telephone:  (617) 988-2500
                                           Telecopy:   (617) 988-2515



                                       BANCBOSTON VENTURES, INC.


                                       By
                                         ---------------------------------------
                                         Title:

                                         BancBoston Ventures, Inc.
                                         100 Federal Street - 31st Floor
                                         Boston, Massachusetts 02110
                                           Telephone:   (617) 434-2442
                                           Telecopy:    (617) 434-1153

                                                               Signature Page to
                                                               -----------------
                                                           Equity Call Agreement
                                                           ---------------------



                                       MERCURY ASSET MANAGEMENT plc,
                                        on behalf of ROWAN NOMINEES LIMITED


                                       By
                                         ------------------------------------
                                         Title:

                                         Mercury Asset Management plc,
                                          on behalf of Rowan Nominees Limited

                                         ------------------------------

                                         ------------------------------
                                          Telephone:
                                                    -------------------
                                          Telecopy:
                                                   --------------------


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       By
                                         ------------------------------------
                                         Title:

                                       NatWest Ventures Investments Limited

                                       ------------------------------

                                       ------------------------------
                                        Telephone:
                                                  -------------------
                                        Telecopy:
                                                 --------------------

                                                                       Exhibit 1
                                                                       ---------

                      EXHIBIT 1 TO EQUITY CALL AGREEMENT
                      ----------------------------------


                                Number of Shares of                Number of Purchase
                                Series B Stock                     Warrants and Purchase
Name and Address                and Purchase Price                 Price
----------------                -------------------                ---------------------

WESTERN PRESIDIO CAPITAL        542,473 shares of Series B         Voting Common Stock Warrants
PARTNERS II, L.P.               Voting Preferred (convertible      for 54,247 shares of Voting
One Federal Street              into 542,473 shares of Voting      Common Stock at an exercise
Boston, MA  02210               Common Stock) at a purchase        price of $216,772.21 and a
Tel: (617) 988-2500             price of $2,169,892                purchase price of $216.99.
Fax: (617) 988-2515

BANCBOSTON INVESTMENTS          162,742 shares of Series B Non-    Voting Common Stock Warrants
INC.                            Voting Preferred (convertible      for 16,274 shares of Voting
175 Federal Street              into 162,742 shares of Non-        Common Stock at an exercise
31st Floor                      Voting Common Stock) at a          price of $65,031.66 and a
Boston, MA  02110               purchase price of $650,967.60      purchase price of $65.10.
Tel: (617) 434-5917
Fax: (617) 434-1153

MERCURY ASSET                   108,495 shares of Series B         Non-Voting Common Stock
MANAGEMENT PLC                  Voting Preferred (convertible      Warrants for 10,849 shares of
ON BEHALF OF ROWAN              into 108,495 shares of Voting      Voting Common Stock at an
NOMINEES                        Common Stock) at a purchase        exercise price of $43,354.44 and
LIMITED                         price of $433,978.40               a purchase price of $43.40.
c/o EGL Holdings
6600 Peachtree-Dunwoody Road
Building 300, Suite 630
Atlanta, GA 30328
Tel: (770) 339-5633
Fax: (770) 393-4825

NATWEST VENTURE                 54,247 shares of Series B Voting   Voting Common Stock Warrants
INVESTMENTS LIMITED             Preferred (convertible into        for 5,425 shares of Voting
c/o EGL Holdings                54,247 shares of Voting            Common Stock at an exercise
6600 Peachtree-Dunwoody Road    Common Stock) at a purchase        price of $21,677.22 and a
Building 300, Suite 630         price of $216,989.20               purchase price of $21.70.
Atlanta, GA 30328
Tel: (770) 339-5633
Fax: (770) 393-4825


                                          Number of Shares of                        Number of Purchase
                                          Series B Stock                              Warrants and Purchase
Name and Address                          and Purchase Price                          Price
----------------                          --------------------                        ---------------------
ST. PAUL VENTURE CAPITAL                  162,742 shares of Series B                  Voting Common Stock Warrants
IV, LLC                                   Voting Preferred                            for 16,274 shares of Voting
c/o St. Paul Venture Capital, Inc.        (convertible into 162,742                   Common Stock at an
Normandale Office Park, Suite             shares of Voting Common Stock)              exercise price of $65,031.66
1940                                      at a purchase price of                      and a purchase price of $65.10.
8500 Normandale Lake Blvd.                $650,967.60
Bloomington, MN  55437
Tel:  612-830-7490
Fax:  612-830-7475

PARTECH U.S. PARTNERS III                 86,801 shares of Series B Voting            Voting Common Stock Warrants
C.V.                                      Preferred (convertible into                 for 8,680 shares of Voting
c/o Partech International                 86,801 shares of Voting                     Common Stock at an
50 California Street, Suite 3200          Common Stock)                               exercise price of $34,685.65
San Francisco, CA  94111                  at a purchase price of                      and a purchase price of $34.72.
Tel:  415-788-2929                        $347,203.69
Fax:  415-788-6763

U.S. GROWTH FUND                          47,345 shares of Series B Voting            Voting Common Stock Warrants
PARTNERS C.V.                             Preferred (convertible into                 for 4,735 shares of Voting
c/o Partech International                 47,345 shares of Voting                     Common Stock at an exercise
50 California Street, Suite 3200          Common Stock) at a purchase                 price of $18,919.22 and a
San Francisco, CA  94111                  price of $189,381.60                        purchase price of $18.94.
Tel:  415-788-2929
Fax:  415-788-6763

AXA U.S. GROWTH FUND                      23,672.265 shares of Series B               Voting Common Stock Warrants
LLC                                       Voting Preferred (convertible               for 2,367 shares of Voting
c/o Partech International                 into 23,672.265 shares of Voting            Common Stock at an exercise
50 California Street, Suite 3200          Common Stock) at a purchase                 price of $9,459.44 and a
San Francisco, CA  94111                  price of $94,689.06                         purchase price of $9.47.
Tel:  415-788-2929
Fax:  415-788-6763


DOUBLE BLACK DIAMOND II,                  3,156 shares of Series B Voting             Voting Common Stock Warrants
LLC                                       Preferred (convertible into 3,156           for 316 shares of Voting
c/o Partech International                 shares of Voting Common Stock)              Common Stock at an
50 California Street, Suite 3200          at a purchase price of                      exercise price of $1,261.19
San Francisco, CA  94111                  $12,624.51                                  and a purchase price of $1.26.
Tel:  415-788-2929
Fax:  415-788-6763




                                          Number of Shares of                        Number of Purchase
                                          Series B Stock                              Warrants and Purchase
Name and Address                          and Purchase Price                          Price
----------------                          --------------------                        ---------------------
ALMANORI LIMITED                          1,199.38 shares of Series B                 Voting Common Stock Warrants
c/o Partech International                 Voting Preferred (convertible               for 120 shares of Voting
50 California Street, Suite 3200          into 1,199.38 shares of Voting              Common Stock at an
Tel:  415-788-2929                        Common Stock)                               exercise price of $479.27
Fax:  415-788-6763                        at a purchase price of                      and a purchase price of $0.48.
                                          $4,797.52


MULTINVEST LIMITED                        568 shares of Series B Voting               Voting Common Stock Warrants
c/o Partech International                 Preferred (convertible into 568             for 57 shares of Voting Common
50 California Street, Suite 3200          shares of Voting Common Stock)              Stock at an
San Francisco, CA  94111                  at a purchase price of                      exercise price of $226.89
Tel:  415-788-2929                        $2,271.22                                   and a purchase price of $0.23.
Fax:  415-788-6763

PARIBAS PRINCIPAL                         196,318 shares of Series B                  Voting Common Stock Warrants
INCORPORATED                              Voting Preferred (convertible               for 19,632 shares of Voting
[ADDRESS]                                 into 196,318 shares of Voting               Common Stock at an
Tel:  [            ]                      Common Stock)                               exercise price of $78,448.47
Fax:  [           ]                       at a purchase price of                      and a purchase price of $78.53.
                                          $785,270.00


NATIONAL CITY VENTURE                     162,742 shares of Series B Non-             Non-Voting Common Stock
CORPORATION                               Voting Preferred (convertible               Warrants for 16,274 shares of
1965 E. 6th Street                        into 162,742 shares of Non-                 Non-Voting Common Stock at an
Suite 1010                                Voting Common Stock)                        exercise price of $65,031.66
Cleveland, OH  44114                      at a purchase price of                      and a purchase price of $65.10.
Tel:  216-575-9482                        $650,967.60
Fax:  216-575-9965


                                      11